UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2023

Martin Marietta Materials, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	001-12744	56-1848578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919 781-4550

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value per share	MLM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

At Martin Marietta Materials, Inc.’s (the “Company”) 2023 Annual Meeting of Shareholders on May 11, 2023, a majority of shareholders (74%) supported the Company’s annual advisory vote to approve the compensation of the Company’s named executive officers or “Say-on-Pay” proposal.  However, since this was lower than the level of support the proposal has received in recent years, the Management Development and Compensation Committee of the Company’s Board of Directors (the “Committee”) undertook a thorough review of the Company’s executive compensation programs, and solicited additional feedback from the Company’s shareholders during its regular shareholder engagement process.  While shareholder feedback generally supported the Company’s executive compensation programs and its strong alignment with performance, shareholders expressed a desire for enhanced disclosure regarding the structure of the program, including its performance metrics and weightings, and some expressed a preference for a formulaic program.

Following its review, and considering shareholder feedback, the Committee decided to modify the structure of the Company’s annual bonus program so that annual bonuses for executives, beginning with 2023 bonuses, will be determined as follows:  (i) 80% of an executive’s bonus will be determined based on the achievement of pre-determined financial metrics; and (ii) 20% of the executive’s bonus will be determined based on the achievement of pre-determined environmental, social, and governance and safety metrics.  Final bonus payouts will be subject to an individual performance modifier of up to 20%, which will be determined by the Committee based on its evaluation of the executive’s performance for the applicable year and enable the Committee to ensure that annual bonuses maintain their strong link to the Company’s performance.  The Company plans to disclose the financial, environmental, social and governance and safety metrics and their respective weightings in its annual proxy statement for its 2024 Annual Meeting of Shareholders.

The Company plans to discuss these modifications with certain shareholders and proxy advisory firms as part of its continuing shareholder engagement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2023	MARTIN MARIETTA MATERIALS, INC.

	By:	/s/ Roselyn R. Bar
		Name:	Roselyn R. Bar
		Title:	Executive Vice President, General Counsel and Corporate Secretary